UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 20, 2006

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         001-11001                                      06-0619596
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  (Commission File Number)                    (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut                       06905
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    (Address of principal executive offices)                    (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 8.01   Other Events
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     Citizens  Communications Company (the "Company") announced on June 20, 2006 that it would pursue a new strategy for its Frontier customer operations that will include consolidating all inbound customer calls to two or three centers and a Work at Home program nationwide by year-end 2007. The Company will establish a new Frontier Call Center in Deland, Florida in August 2006 and is reviewing options regarding the locations of the second and third call centers. A copy of the Company's press release issued on June 20, 2006 announcing this new strategy is filed herewith as Exhibit 99.1 and incorporated herein by reference.

     The Company timely submitted its 2005 annual Chief Executive Officer certification to the New York Stock Exchange, although it inadvertently omitted to state in its Annual Report to Stockholders that it had made such submission. The Company will include the required disclosure in future annual reports, to the extent required.

Item 9.01   Financial Statements and Exhibits
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        (d) Exhibits

            99.1 Press Release of Citizens Communications Company released on June 20, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CITIZENS COMMUNICATIONS COMPANY


Date:  June 21, 2006                 By: /s/ Robert J. Larson
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                                         Robert J. Larson
                                         Senior Vice President and
                                         Chief Accounting Officer